SCOTTISH RE GROUP LIMITED

2006
FOURTH QUARTER

Financial Data Supplement
Through the Fourth Quarter
Ended December 31, 2006
(unaudited)

Scottish Re Group Limited

Financial Data Supplement Package

Scottish Re Group Limited

Financial Data Supplement Package

Definitions and Notes

The following document contains supplemental financial and statistical information for the quarter and year ended December 31, 2006.  This document is dated as of February 20, 2007.  Scottish Re Group Limited and its affiliates ("Scottish Re") do not undertake any duty to update such information after such date.

The information reported herein was derived from Scottish Re’s various administrative and financial reporting systems, but not necessarily its financial statements. These statistics attempt to measure only some of the many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

From time to time, Scottish Re provides additional financial information, which is available on its Web site at www.scottishre.com.

Non-GAAP Financial Measures

Scottish Re uses various non-GAAP financial measures to assist it in managing its businesses.  In this Financial Data Supplement, Scottish Re is pleased to share several of these measures, their definitions and reconciliations to their reported GAAP counterparts.  While these items may be significant components in understanding and assessing the Company's consolidated financial performance, operating results and financial condition, they are not a substitute for measures determined in accordance with GAAP.  Reconciliations to GAAP measures and other definitions of calculations are provided below and elsewhere in this package.

•

Net operating earnings (loss) available to ordinary shareholders

The Company determines net operating earnings (loss) available to ordinary shareholders by adjusting net income (loss) available to ordinary shareholders by net realized capital gains and losses and the change in value of embedded derivatives, as adjusted for the related effects upon the amortization of deferred acquisition costs, and taxes related to these items as well as acquisition-related due diligence costs in 2004.  This reconciliation is illustrated on page 6.

•

Return on equity

The Company determines return on equity by dividing the trailing twelve months net operating earnings (loss) available to ordinary shareholders (see above) by average shareholders' equity, as adjusted for preferred shares, accumulated other comprehensive income (AOCI), fair value of embedded derivatives (net), and prepaid variable forward share contract (PVFSC).  This calculation is illustrated on page 6.

•

Book value per share

The Company calculates three related measures of book value per share as follows:

1) Basic book value per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares and PVFSC, by end of period ordinary shares outstanding.

2) Basic book value, excluding AOCI and fair value of embedded derivatives, per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, PVFSC, AOCI, and fair value of embedded derivatives (net), by end of period ordinary shares outstanding.

3) Fully converted book value per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, PVFSC, AOCI, fair value of embedded derivatives (net), and net proceeds from the assumed conversion of various instruments into common shares by end of period ordinary shares outstanding, as adjusted by adding potential shares issued  from the assumed exercise of various options and restricted stock units, and conversion of various instruments into common shares.

These book value per share calculations are illustrated on page 7.

Scottish Re Group Limited

Summary Financial Results

(Stated in Thousands of United States Dollars, Except Share Data)

(unaudited)

	Three months	Three months	Twelve months	Twelve months
	ended	ended	ended	ended
Earnings	31-Dec-05	31-Dec-06	31-Dec-05	31-Dec-06

Net operating earnings (loss) available to ordinary shareholders [1]	$50,778	($228,371)	$130,058	($368,348)
Net income (loss) available to ordinary shareholders	$58,510	($233,823)	$125,439	($376,657)
Net operating earnings (loss) per ordinary share:
Basic	$1.10	($3.77)	$2.97	($6.56)
Diluted	$1.03	($3.77)	$2.74	($6.56)
Net income (loss) per ordinary share:
Basic	$1.26	($3.86)	$2.86	($6.70)
Diluted	$1.18	($3.86)	$2.64	($6.70)

Share Data

Closing price per share	$24.55	$5.34	$24.55	$5.34
Dividends declared per ordinary share	$0.05	$0.00	$0.20	$0.10
Weighted average ordinary shares outstanding:
Basic	46,312,567	60,554,104	43,838,261	56,182,222
Diluted	49,450,464	60,554,104	47,531,116	56,182,222

Return on Equity [1]	31-Mar-06	30-Jun-06	30-Sep-06	31-Dec-06

Return on average shareholders' equity, trailing twelve months	11.5%	-3.3%	-8.4%	-35.0%

Book Value per Share [2]

Basic book value per ordinary share	$20.80	$17.73	$19.13	$15.39
Basic book value per ordinary share (excluding other comprehensive income and value of embedded derivatives)	$21.89	$19.45	$19.27	$15.50
Fully converted book value per ordinary share (excluding other comprehensive income and value of embedded derivatives)	$21.13	$19.26	$18.95	$15.78

1 Please refer to page 6 for details on the calculation of these figures

2 Please refer to page 7 for details on the calculation of these figures

Scottish Re Group Limited

Quarterly Consolidated Balance Sheets

(stated in thousands of United States Dollars, Except Share Data)

(unaudited)

	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

ASSETS
Fixed maturity investments	$3,392,463	$4,445,745	$5,119,254	$5,062,020	$5,292,595	$6,066,176	$8,126,980	$7,526,756	$8,065,524
Preferred stock	125,204	124,537	130,231	156,422	133,804	131,722	128,137	129,977	116,933
Cash and cash equivalents	794,639	831,078	320,531	486,527	1,420,205	690,076	1,563,341	1,356,092	622,756
Other investments	16,250	24,979	24,594	49,759	54,619	64,141	64,701	65,130	65,448
Funds withheld at interest	2,056,280	1,920,730	1,895,353	1,892,077	2,597,416	2,610,195	2,175,141	2,076,097	1,942,079
Total investments	6,384,836	7,347,069	7,489,963	7,646,805	9,498,639	9,562,310	12,058,300	11,154,052	10,812,740

Accrued interest receivable	32,092	40,983	39,645	41,368	44,012	45,371	71,411	59,767	57,538
Reinsurance balances
and risk fees receivable	495,517	492,217	443,589	522,885	426,838	381,095	306,454	423,759	481,908
Deferred acquisition costs	417,306	491,643	477,449	505,506	594,583	620,385	643,211	620,412	618,737
Amounts recoverable from reinsurers	680,956	766,207	792,296	731,578	560,005	605,241	532,000	570,834	554,589
Present value of in-force business	62,164	60,500	58,752	56,763	54,743	53,826	52,924	51,471	48,779
Goodwill	34,125	34,125	34,125	34,125	34,125	34,125	34,125	34,125	0
Other assets	38,926	61,161	188,715	63,488	87,198	94,719	124,349	172,072	178,311
Current income tax receivable	7,712	2,553	9,189	16,791	0	0	0	0	0
Deferred tax assets	15,030	25,289	11,729	34,805	55,453	79,435	5,901	0	0
Segregated assets	783,573	774,162	799,329	772,526	760,707	780,132	776,048	739,410	683,470
TOTAL ASSETS	$8,952,237	$10,095,909	$10,344,781	$10,426,640	$12,116,303	$12,256,639	$14,604,723	$13,825,902	$13,436,072

Scottish Re Group Limited

Quarterly Consolidated Balance Sheets - continued

(stated in thousands of United States Dollars, Except Share Data)

(unaudited)

	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

LIABILITIES
Reserves for future policy benefits	$3,301,715	$3,537,190	$3,524,757	$3,592,779	$3,526,220	$3,539,016	$4,101,799	$3,663,489	$3,919,901
Interest sensitive contract liabilities	3,181,447	3,258,276	3,278,793	3,283,154	3,907,573	3,990,836	4,089,373	3,582,687	3,399,410
Collateral finance facilities	200,000	1,050,000	1,050,000	1,050,000	1,985,681	1,985,681	3,725,161	3,745,918	3,757,435
Loans payable	0	0	0	0	0	0	64,856	0	0
Accounts payable and other liabilites	68,311	61,623	115,782	104,413	83,130	70,750	71,528	101,862	95,260
Reinsurance balances payable	116,589	105,371	100,060	161,277	175,263	247,724	187,438	260,101	72,304
Current income tax payable	0	0	0	0	9,155	4,481	3,487	4,451	48
7.00% convertible junior
subordinated notes	41,282	42,005	0	0	0	0	0	0	0
Deferred tax liability	0	0	0	0	0	0	0	47,106	169,977
Long term debt	244,500	244,500	244,500	244,500	244,500	244,500	244,500	244,500	129,500
Segregated liabilities	783,573	774,162	799,329	772,526	760,707	780,132	776,048	739,410	683,470
TOTAL LIABILITIES	7,937,417	9,073,127	9,113,221	9,208,649	10,692,229	10,863,120	13,264,190	12,389,524	12,227,305

Minority interest	9,697	9,844	9,920	9,977	9,305	9,334	9,284	9,329	7,910
Mezzanine equity	142,449	142,599	142,753	142,906	143,057	143,207	143,359	143,512	143,665

SHAREHOLDERS' EQUITY
Ordinary shares, par value $0.01 per share	399	400	454	456	534	537	537	606	606
Preferred shares, par value $0.01 per share	0	0	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Prepaid variable share forward contract	0	0	0	0	0	0	110,031	0	0
Additional paid-in capital	684,719	687,024	726,850	729,773	893,767	899,515	903,422	1,049,790	1,050,860
Accumulated other comprehensive income	31,604	5,703	50,051	3,704	(9,991)	(55,386)	(95,799)	(6,068)	340
Retained earnings (deficit)	145,952	177,212	176,532	206,175	262,402	271,312	144,699	114,209	(119,614)
TOTAL SHAREHOLDERS' EQUITY	862,674	870,339	1,078,887	1,065,108	1,271,712	1,240,978	1,187,890	1,283,537	1,057,192

TOTAL LIABILITIES, MINORITY
INTEREST, MEZZANINE EQUITY, AND SHAREHOLDERS' EQUITY	$8,952,237	$10,095,909	$10,344,781	$10,426,640	$12,116,303	$12,256,639	$14,604,723	$13,825,902	$13,436,072

Ordinary shares outstanding	39,931,145	40,022,945	45,453,472	45,627,372	53,391,939	53,655,856	53,745,156	60,554,104	60,554,104
Preferred shares outstanding	0	0	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000

Scottish Re Group Limited

Quarterly Consolidated Statements of Income (Loss)

(stated in thousands of United States Dollars)

(unaudited)

For the Three Months Ended	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

REVENUES
Premiums earned, net	$152,089	$463,680	$436,893	$470,094	$563,263	$449,021	$444,942	$453,521	$494,501
Investment income, net	56,699	80,479	83,554	92,132	99,672	129,022	147,977	162,408	177,217
Fee income	2,860	3,624	2,785	2,801	3,106	3,733	4,639	2,380	3,741
Realized gains (losses)	(4,640)	3,295	934	1,344	(1,835)	(13,601)	(11,298)	(1,072)	(1,434)
Change in value of embedded derivatives, net	4,105	5,485	(22,120)	(2,631)	10,774	10,146	7,366	(5,891)	(5,818)
TOTAL REVENUES	211,113	556,563	502,046	563,740	674,980	578,321	593,626	611,346	668,207

BENEFITS AND EXPENSES
Claims and other policy benefits	103,109	363,273	311,493	356,127	411,612	374,463	372,101	377,713	467,195
Interest credited to interest sensitive
contract liabilities	29,182	30,642	31,723	36,724	33,879	42,701	55,399	42,423	32,444
Acquisition costs and other insurance expenses, net	40,292	91,642	122,494	91,214	118,425	87,531	104,872	86,241	130,541
Operating expenses	17,689	24,569	26,500	32,909	31,595	31,092	39,365	39,447	42,407
Goodwill impairment	0	0	0	0	0	0	0	0	34,125
Collateral finance facilities expense	1,339	7,420	11,821	13,230	15,675	31,087	47,236	67,323	70,145
Interest expense	3,891	5,594	4,813	5,690	4,641	4,893	7,066	5,005	6,175
Due diligence costs	4,643	0	0	0	0	0	0	0	0
TOTAL BENEFITS AND EXPENSES	200,145	523,140	508,844	535,894	615,827	571,767	626,039	618,152	783,032

Income (loss) from continuing operations before
income taxes and minority interest	10,968	33,423	(6,798)	27,846	59,153	6,554	(32,413)	(6,806)	(114,825)
Income tax benefit (expense)	10,462	368	8,187	6,677	1,202	7,457	(89,043)	(20,841)	(118,165)
Income (loss) from continuing operations before
minority interest	21,430	33,791	1,389	34,523	60,355	14,011	(121,456)	(27,647)	(232,990)
Minority interest	(176)	(371)	202	(113)	421	(162)	(134)	232	1,432
Income (loss) from continuing operations	21,254	33,420	1,591	34,410	60,776	13,849	(121,590)	(27,415)	(231,558)
Loss from discontinued operations	(208)	0	0	0	0	0	0	0	0
NET INCOME (LOSS)	21,046	33,420	1,591	34,410	60,776	13,849	(121,590)	(27,415)	(231,558)
Dividends declared on non-cumulative perpetual
preferred shares	0	0	0	(2,492)	(2,266)	(2,266)	(2,265)	(2,266)	(2,265)
Imputed dividends on prepaid variable
share forward contract	0	0	0	0	0	0	(72)	(809)	0
NET INCOME (LOSS) AVAILABLE TO
ORDINARY SHAREHOLDERS	$21,046	$33,420	$1,591	$31,918	$58,510	$11,583	($123,927)	($30,490)	($233,823)

Scottish Re Group Limited

Supplemental Information - Net Operating Earnings (Loss) and Return on Equity

(stated in thousands of United States Dollars, Except Share Data)

(unaudited)

For the Three Months Ended	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

Net income (loss) available to ordinary shareholders	$21,046	$33,420	$1,591	$31,918	$58,510	$11,583	($123,927)	($30,490)	($233,823)
Subtract:
Realized (gains) losses	4,640	(3,295)	(934)	(1,344)	1,835	13,601	11,298	1,072	1,434
Change in value of embedded derivatives, net	(4,105)	(5,485)	22,120	2,631	(10,774)	(10,146)	(7,366)	5,891	5,818
Taxes on realized gains/losses and
change in value of embedded derivatives	1,172	2,289	(3,062)	(569)	1,207	(749)	(10,318)	(426)	(1,800)
Due diligence costs (12/31/04: net of $579 tax)	4,064	0	0	0	0	0	0	0	0

Net operating earnings (loss) available
to ordinary shareholders	$26,817	$26,929	$19,715	$32,636	$50,778	$14,289	($130,313)	($23,953)	($228,371)

Net operating earnings (loss) per share
available to ordinary shareholders:
Basic	$0.75	$0.67	$0.45	$0.72	$1.10	$0.27	($2.43)	($0.42)	($3.77)
Diluted	$0.71	$0.60	$0.42	$0.67	$1.03	$0.25	($2.43)	($0.42)	($3.77)

Weighted average ordinary shares outstanding:
Basic	35,981,436	39,970,965	43,462,385	45,517,832	46,312,567	53,434,484	53,720,242	56,933,566	60,554,104
Diluted	37,847,645	45,192,171	47,136,889	48,543,262	49,450,464	56,532,914	53,720,242	56,933,566	60,554,104

Return on average shareholders' equity

(1) Numerator: Net operating earnings (loss) available to ordinary shareholders, trailing twelve months	$80,360	$90,676	$92,279	$106,097	$130,058	$117,418	($32,610)	($89,199)	($368,348)

Total shareholders' equity	$862,674	$870,339	$1,078,887	$1,065,108	$1,271,712	$1,240,978	$1,187,890	$1,283,537	$1,057,192
Subtract:
Preferred shares	0	0	(125,000)	(125,000)	(125,000)	(125,000)	(125,000)	(125,000)	(125,000)
Accumulated other comprehensive income (loss)	(31,604)	(5,703)	(50,051)	(3,704)	9,991	55,386	95,799	6,068	(340)
Fair value of embedded derivatives, net	4,220	332	18,599	20,875	11,810	2,984	(3,121)	1,980	6,985
Prepaid variable share forward contract	0	0	0	0	0	0	(110,031)	0	0
Shareholders' equity for ROE	835,290	864,968	922,435	957,279	1,168,513	1,174,348	1,045,537	1,166,585	938,837

(2) Denominator: Average shareholders' equity	$736,921	$761,134	$799,008	$823,841	$1,001,902	$1,019,658	$983,986	$1,061,932	$1,053,675

Return on average shareholders' equity (1) / (2)	10.9%	11.9%	11.5%	12.9%	13.0%	11.5%	-3.3%	-8.4%	-35.0%

Scottish Re Group Limited

Supplemental Information - Book Value per Share

(stated in thousands of United States Dollars, Except Share Data)

(unaudited)

	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

Total shareholders' equity, end of period	$862,674	$870,339	$1,078,887	$1,065,108	$1,271,712	$1,240,978	$1,187,890	$1,283,537	$1,057,192
Subtract: Preferred shares	0	0	(125,000)	(125,000)	(125,000)	(125,000)	(125,000)	(125,000)	(125,000)
Subtract: Prepaid variable share forward contract (PVSFC)	0	0	0	0	0	0	(110,031)	0	0
(1) Total shareholders' equity excl. pref. shares & PVSFC	862,674	870,339	953,887	940,108	1,146,712	1,115,978	952,859	1,158,537	932,192
Subtract: Accum. other comprehensive income (AOCI)	(31,604)	(5,703)	(50,051)	(3,704)	9,991	55,386	95,799	6,068	(340)
Subtract: Fair value of embedded derivatives, net	4,220	332	18,599	20,875	11,810	2,984	(3,121)	1,980	6,985
(2) Total shareholders' equity excl. preferred shares, PVFSC, AOCI, and fair value of embedded derivatives	835,290	864,968	922,435	957,279	1,168,513	1,174,348	1,045,537	1,166,585	938,837
Add net proceeds from assumed:
Conversion of options	37,085	46,926	46,090	49,336	48,374	45,072	43,247	37,033	29,801
Conversion of warrants	39,782	39,782	39,750	39,750	39,750	39,750	39,750	39,750	39,750
Conversion of mezzanine equity	143,750	143,750	143,750	143,750	143,750	143,750	143,750	143,750	143,750
Prepaid variable share forward contract	0	0	0	0	0	0	150,000	0	0
Conversion of 4.5% senior convertible notes	0	0	0	0	0	0	0	0	0
Conversion of 7% convertible notes	41,282	42,005	0	0	0	0	0	0	0
(3) Converted shareholders' equity excl. preferred shares, PVSFC, AOCI, and fair value of embedded derivatives	$1,097,189	$1,137,431	$1,152,025	$1,190,115	$1,400,387	$1,402,920	$1,422,284	$1,387,118	$1,152,138

(4) Ordinary shares outstanding, end of period	39,931,145	40,022,945	45,453,472	45,627,372	53,391,939	53,655,856	53,745,156	60,554,104	60,554,104
Add potential shares issued from assumed:
Exercise of options and restricted stock units	2,491,236	3,059,836	3,199,936	3,359,436	3,390,936	3,320,020	3,201,521	2,563,719	2,351,521
Conversion of warrants	5,856,431	5,856,431	2,650,000	2,650,000	2,650,000	2,650,000	2,650,000	2,650,000	2,650,000
Conversion of mezzanine equity	6,099,025	6,383,214	6,099,025	6,099,025	6,099,025	6,099,025	7,440,500	7,440,500	7,440,500
Conversion of 4.5% senior convertible notes	0	0	0	473,273	612,780	661,870	217,817	0	0
Prepaid variable share forward contract	0	0	0	0	0	0	6,578,947	0	0
Conversion of 7% convertible notes	2,130,709	2,167,996	0	0	0	0	0	0	0
(5) Fully converted ordinary shares outstanding	56,508,546	57,490,422	57,402,433	58,209,106	66,144,680	66,386,771	73,833,941	73,208,323	72,996,125

Basic book value per ordinary share (1) / (4)	$21.60	$21.75	$20.99	$20.60	$21.48	$20.80	$17.73	$19.13	$15.39
Basic book value, excl. AOCI, and fair value of
embedded derivatives, per share (2) / (4)	$20.92	$21.61	$20.29	$20.98	$21.89	$21.89	$19.45	$19.27	$15.50
Fully converted book value, excl. AOCI and fair value of embedded derivatives, per share (3) / (5)	$19.42	$19.78	$20.07	$20.45	$21.17	$21.13	$19.26	$18.95	$15.78

Scottish Re Group Limited

Supplemental Information - Segment Operating Results:  Life Reinsurance North America

(stated in thousands of United States Dollars)

(unaudited)

For the Three Months Ended	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

REVENUES
Premiums earned, net	$113,629	$437,095	$408,877	$427,224	$541,679	$428,918	$407,549	$421,707	$461,065
Investment income, net	54,374	77,531	80,956	88,490	94,562	123,941	136,763	151,872	171,783
Fee income	2,073	2,900	2,007	2,010	2,316	3,017	3,879	1,620	2,975
Realized gains (losses)	(6,826)	1,442	2,208	(160)	(2,369)	(13,919)	(5,479)	173	182
Change in value of embedded derivatives, net	4,105	5,485	(22,120)	(2,631)	10,774	10,146	7,366	(5,891)	(5,818)
TOTAL REVENUES	167,355	524,453	471,928	514,933	646,962	552,103	550,078	569,481	630,187

BENEFITS AND EXPENSES
Claims and other policy benefits	78,171	344,188	293,599	330,035	397,777	347,280	338,626	360,968	443,472
Interest credited to interest sensitive
contract liabilities	29,182	30,642	31,723	36,724	33,879	42,701	55,399	42,423	32,444
Acquisition costs and other insurance expenses, net	31,477	88,278	117,927	80,762	114,025	84,408	97,280	74,082	104,967
Operating expenses	4,865	11,673	10,221	12,981	13,974	14,592	14,538	14,569	14,434
Goodwill impairment	0	0	0	0	0	0	0	0	0
Collateral finance facilities expense	1,339	6,185	10,448	11,850	14,630	30,543	45,891	63,866	64,910
Interest expense	1,713	2,708	2,657	3,062	2,396	2,562	3,038	2,986	3,027
Due diligence costs	0	0	0	0	0	0	0	0	0
TOTAL BENEFITS AND EXPENSES	146,747	483,674	466,575	475,414	576,681	522,086	554,772	558,894	663,254

Income (loss) from continuing operations before
income taxes and minority interest	$20,608	$40,779	$5,353	$39,519	$70,281	$30,017	($4,694)	$10,587	($33,067)

Pre-tax operating earnings (loss)
Pre-tax income (loss)	$20,608	$40,779	$5,353	$39,519	$70,281	$30,017	($4,694)	$10,587	($33,067)
Realized losses (gains)	6,826	(1,442)	(2,208)	160	2,369	13,919	5,479	(173)	(182)
Change in value of embedded derivatives, net	(4,105)	(5,485)	22,120	2,631	(10,774)	(10,146)	(7,366)	5,891	5,818
Pre-tax operating earnings (loss)	$23,329	$33,852	$25,265	$42,310	$61,876	$33,790	($6,581)	$16,305	($27,431)

Scottish Re Group Limited

Supplemental Information - Segment Operating Results:  Life Reinsurance International

(stated in thousands of United States Dollars)

(unaudited)

For the Three Months Ended	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

REVENUES
Premiums earned, net	$38,460	$26,585	$28,016	$42,870	$21,584	$20,103	$37,393	$31,814	$33,436
Investment income, net	2,195	2,590	2,352	2,734	3,812	2,989	8,971	8,528	3,618
Fee income	(2)	0	0	0	0	0	0	0	0
Realized gains (losses)	1,959	497	88	(82)	760	(1,138)	(6,908)	(2,832)	(691)
Change in value of embedded derivatives, net	0	0	0	0	0	0	0	0	0
TOTAL REVENUES	42,612	29,672	30,456	45,522	26,156	21,954	39,456	37,510	36,363

BENEFITS AND EXPENSES
Claims and other policy benefits	24,938	19,085	17,894	26,092	13,835	27,183	33,475	16,745	23,723
Interest credited to interest sensitive
contract liabilities	0	0	0	0	0	0	0	0	0
Acquisition costs and other insurance expenses, net	8,390	2,845	4,053	9,933	3,891	2,817	6,185	9,396	18,934
Operating expenses	5,692	5,849	7,285	6,728	5,414	5,777	7,874	7,678	9,907
Goodwill impairment	0	0	0	0	0	0	0	0	33,758
Collateral finance facilities expense	0	0	0	0	0	0	0	0	0
Interest expense	0	0	0	0	0	0	0	0	0
Due diligence costs	0	0	0	0	0	0	0	0	0
TOTAL BENEFITS AND EXPENSES	39,020	27,779	29,232	42,753	23,140	35,777	47,534	33,819	86,322

Income (loss) from continuing operations before
income taxes and minority interest	$3,592	$1,893	$1,224	$2,769	$3,016	($13,823)	($8,078)	$3,691	($49,959)

Pre-tax operating earnings (loss)
Pre-tax income (loss)	$3,592	$1,893	$1,224	$2,769	$3,016	($13,823)	($8,078)	$3,691	($49,959)
Realized losses (gains)	(1,959)	(497)	(88)	82	(760)	1,138	6,908	2,832	691
Change in value of embedded derivatives, net	0	0	0	0	0	0	0	0	0
Pre-tax operating earnings (loss)	$1,633	$1,396	$1,136	$2,851	$2,256	($12,685)	($1,170)	$6,523	($49,268)

Scottish Re Group Limited

Supplemental Information - Segment Operating Results:  Corporate & Other

(stated in thousands of United States Dollars)

(unaudited)

For the Three Months Ended	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

REVENUES
Premiums earned, net	$0	$0	$0	$0	$0	$0	$0	$0	$0
Investment income, net	130	358	246	908	1,298	2,092	2,243	2,008	1,816
Fee income	789	724	778	791	790	716	760	760	766
Realized gains (losses)	227	1,356	(1,362)	1,586	(226)	1,456	1,089	1,587	(925)
Change in value of embedded derivatives, net	0	0	0	0	0	0	0	0	0
TOTAL REVENUES	1,146	2,438	(338)	3,285	1,862	4,264	4,092	4,355	1,657

BENEFITS AND EXPENSES
Claims and other policy benefits	0	0	0	0	0	0	0	0	0
Interest credited to interest sensitive
contract liabilities	0	0	0	0	0	0	0	0	0
Acquisition costs and other insurance expenses, net	425	519	514	519	509	306	1,407	2,763	6,640
Operating expenses	7,132	7,047	8,994	13,200	12,207	10,723	16,953	17,200	18,066
Goodwill impairment	0	0	0	0	0	0	0	0	367
Collateral finance facilities expense	0	1,235	1,373	1,380	1,045	544	1,345	3,457	5,235
Interest expense	2,178	2,886	2,156	2,628	2,245	2,331	4,028	2,019	3,148
Due diligence costs	4,643	0	0	0	0	0	0	0	0
TOTAL BENEFITS AND EXPENSES	14,378	11,687	13,037	17,727	16,006	13,904	23,733	25,439	33,456

Loss from continuing operations before
income taxes and minority interest	($13,232)	($9,249)	($13,375)	($14,442)	($14,144)	($9,640)	($19,641)	($21,084)	($31,799)

Pre-tax operating loss
Pre-tax income (loss)	($13,232)	($9,249)	($13,375)	($14,442)	($14,144)	($9,640)	($19,641)	($21,084)	($31,799)
Realized losses (gains)	(227)	(1,356)	1,362	(1,586)	226	(1,456)	(1,089)	(1,587)	925
Change in value of embedded derivatives, net	0	0	0	0	0	0	0	0	0
Pre-tax operating loss	($13,459)	($10,605)	($12,013)	($16,028)	($13,918)	($11,096)	($20,730)	($22,671)	($30,874)

Scottish Re Group Limited

Supplemental Information - International Segment Operating Revenues by Business Line

(stated in thousands of United States Dollars)

(unaudited)

	Three	Three	Twelve	Twelve		Three	Three	Twelve	Twelve
	months	months	months	months		months	months	months	months
	ended	ended	ended	ended		ended	ended	ended	ended
Operating Revenues	31-Dec-05	31-Dec-06	31-Dec-05	31-Dec-06	Operating Revenues	31-Dec-05	31-Dec-06	31-Dec-05	31-Dec-06

NORTH AMERICA [1]					MIDDLE EAST [2]
Premiums earned, net	$5,441	$5,372	$21,840	$23,201	Premiums earned, net	$4,256	$5,400	$20,047	$23,293
Investment income, net	542	568	1,623	1,971	Investment income, net	388	382	1,024	1,608
TOTAL	$5,983	$5,940	$23,463	$25,172	TOTAL	$4,644	$5,782	$21,071	$24,901

GLOBAL AVIATION [3]					ASIA [4]
Premiums earned, net	$4,725	$5,018	$29,083	$18,370	Premiums earned, net	$1,383	$857	$3,891	$5,135
Investment income, net	361	219	897	768	Investment income, net	48	49	52	183
TOTAL	$5,086	$5,237	$29,980	$19,138	TOTAL	$1,431	$906	$3,943	$5,318

UK & IRELAND TREATIES [5]					UK & IRELAND ANNUITIES [6]
Premiums earned, net	$1,030	$9,242	$3,143	$18,190	Premiums earned, net	$0	$0	$0	$0
Investment income, net	39	252	93	506	Investment income, net	0	0	0	11,332
TOTAL	$1,069	$9,494	$3,236	$18,696	TOTAL	$0	$0	$0	$11,332

OTHER [7]					TOTAL
Premiums earned, net	$4,749	$7,547	$41,051	$34,557	Premiums earned, net	$21,584	$33,436	$119,055	$122,746
Investment income, net	2,434	2,148	7,799	7,738	Investment income, net	3,812	3,618	11,488	24,106
TOTAL	$7,183	$9,695	$48,850	$42,295	TOTAL	$25,396	$37,054	$130,543	$146,852

Notes

1 Represents assumed retroceded reinsurance on North American lives written mainly in 2002 and prior; currently in runoff

2 Primarily Group business

3 Represents aircrew loss of license business, primarily UK, Ireland, and Europe

4 Represents primarily Japanese Kyosai business

5 Represents long term life reinsurance treaties

6 Represents reinsured annuity business

7 Represents Other European, African, Latin American, Asian, and Middle Eastern business primarily in runoff

Scottish Re Group Limited

Supplemental Information - Life Reinsurance Key Operating Ratios

(stated in thousands of United States Dollars)

(unaudited)

	Three Months Ended 31-Dec-06
	North America		International		Total
	Traditional	Financial	Traditional	Financial	Traditional	Financial	Corporate
	Solutions	Solutions	Solutions	Solutions	Solutions	Solutions	& Other	Total

REVENUES
(1) Premiums earned, net	$449,912	$11,153	$33,436	$0	$483,348	$11,153	$0	$494,501
Investment income, net (net of securitization income)	20,943	74,783	3,761	(143)	24,704	74,640	1,816	101,160
(2) TOTAL OPERATING REVENUES	$470,855	$85,936	$37,197	($143)	$508,052	$85,793	$1,816	$595,661
BENEFITS AND EXPENSES
(3) Claims and other policy benefits	$407,449	$36,023	$23,723	$0	$431,172	$36,023	$0	$467,195
(4) Interest credited to interest sensitive contract liabilities	$1,657	$30,787	$0	$0	$1,657	$30,787	$0	$32,444
(5) Acquisition costs and other insurance expenses, net	$72,728	$32,239	$18,934	$0	$91,662	$32,239	$6,640	$130,541
RATIOS
Benefit Ratio [1]	90.6%	77.7%	71.0%	0.0%	89.2%	77.9%	n/a	83.9%
Acquisition Ratio [2]	16.2%	37.5%	56.6%	0.0%	19.0%	37.6%	n/a	21.9%

	Three Months Ended 31-Dec-05
	North America		International		Total
	Traditional	Financial	Traditional	Financial	Traditional	Financial	Corporate
	Solutions	Solutions	Solutions	Solutions	Solutions	Solutions	& Other	Total

REVENUES
(1) Premiums earned, net	$525,096	$16,583	$21,584	$0	$546,680	$16,583	$0	$563,263
Investment income, net (net of securitization income)	26,791	48,781	3,812	0	30,603	48,781	1,298	80,682
(2) TOTAL OPERATING REVENUES	$551,887	$65,364	$25,396	$0	$577,283	$65,364	$1,298	$643,945
BENEFITS AND EXPENSES
(3) Claims and other policy benefits	$383,359	$14,418	$13,835	$0	$397,194	$14,418	$0	$411,612
(4) Interest credited to interest sensitive contract liabilities	$1,249	$32,630	$0	$0	$1,249	$32,630	$0	$33,879
(5) Acquisition costs and other insurance expenses, net	$99,530	$14,495	$3,891	$0	$103,421	$14,495	$509	$118,425
RATIOS
Benefit Ratio [1]	73.0%	72.0%	64.1%	n/a	72.7%	72.0%	n/a	69.2%
Acquisition Ratio [2]	19.0%	22.2%	18.0%	n/a	18.9%	22.2%	n/a	18.4%

1 Traditional Solutions:  (3) / (1), Financial Solutions:  [(3) + (4)] / (2), Total:  [(3) + (4)] / (2)

2 Traditional Solutions:  (5) / (1), Financial Solutions:  (5) / (2), Total:  (5) / (2)

Scottish Re Group Limited

Supplemental Information - Life Reinsurance Key Operating Ratios

(stated in thousands of United States Dollars)

(unaudited)

	Twelve Months Ended 31-Dec-06
	North America		International		Total
	Traditional	Financial	Traditional	Financial	Traditional	Financial	Corporate
	Solutions	Solutions	Solutions	Solutions	Solutions	Solutions	& Other	Total

REVENUES
(1) Premiums earned, net	$1,681,768	$37,471	$122,746	$0	$1,804,514	$37,471	$0	$1,841,985
Investment income, net (net of securitization income)	99,724	248,705	12,898	11,208	112,622	259,913	8,159	380,694
(2) TOTAL OPERATING REVENUES	$1,781,492	$286,176	$135,644	$11,208	$1,917,136	$297,384	$8,159	$2,222,679
BENEFITS AND EXPENSES
(3) Claims and other policy benefits	$1,428,665	$61,681	$89,736	$11,390	$1,518,401	$73,071	$0	$1,591,472
(4) Interest credited to interest sensitive contract liabilities	$6,112	$166,855	$0	$0	$6,112	$166,855	$0	$172,967
(5) Acquisition costs and other insurance expenses, net	$292,867	$67,870	$37,327	$5	$330,194	$67,875	$11,116	$409,185
RATIOS
Benefit Ratio [1]	85.0%	79.9%	73.1%	101.6%	84.1%	80.7%	n/a	79.4%
Acquisition Ratio [2]	17.4%	23.7%	30.4%	0.0%	18.3%	22.8%	n/a	18.4%

	Twelve Months Ended 31-Dec-05
	North America		International		Total
	Traditional	Financial	Traditional	Financial	Traditional	Financial	Corporate
	Solutions	Solutions	Solutions	Solutions	Solutions	Solutions	& Other	Total

REVENUES
(1) Premiums earned, net	$1,762,090	$52,785	$119,055	$0	$1,881,145	$52,785	$0	$1,933,930
Investment income, net (net of securitization income)	100,645	186,037	11,488	0	112,133	186,037	2,810	300,980
(2) TOTAL OPERATING REVENUES	$1,862,735	$238,822	$130,543	$0	$1,993,278	$238,822	$2,810	$2,234,910
BENEFITS AND EXPENSES
(3) Claims and other policy benefits	$1,309,576	$56,023	$76,906	$0	$1,386,482	$56,023	$0	$1,442,505
(4) Interest credited to interest sensitive contract liabilities	$1,249	$131,719	$0	$0	$1,249	$131,719	$0	$132,968
(5) Acquisition costs and other insurance expenses, net	$355,903	$45,089	$20,722	$0	$376,625	$45,089	$2,061	$423,775
RATIOS
Benefit Ratio [1]	74.3%	78.6%	64.6%	n/a	73.7%	78.6%	n/a	70.5%
Acquisition Ratio [2]	20.2%	18.9%	17.4%	n/a	20.0%	18.9%	n/a	19.0%

1 Traditional Solutions:  (3) / (1), Financial Solutions:  [(3) + (4)] / (2), Total:  [(3) + (4)] / (2)

2 Traditional Solutions:  (5) / (1), Financial Solutions:  (5) / (2), Total:  (5) / (2)

Scottish Re Group Limited

Supplemental Information - Investments

(stated in millions of United States Dollars)

(unaudited)

	31-Dec-05		31-Mar-06		30-Jun-06		30-Sep-06		31-Dec-06
	Market		Market		Market		Market		Market
	Value	%	Value	%	Value	%	Value	%	Value	%

TOTAL PORTFOLIO

BY RATINGS
AAA	$3,723.5	40.0%	$3,605.1	38.8%	$4,591.4	39.0%	$4,246.8	39.0%	$3,778.0	35.6%
AA	1,215.0	13.1%	1,275.4	13.7%	2,099.6	17.9%	2,168.8	19.9%	2,519.6	23.7%
A	2,388.6	25.7%	2,405.4	25.9%	3,102.5	26.4%	2,655.1	24.4%	2,612.0	24.6%
BBB	1,763.4	18.9%	1,790.9	19.3%	1,761.0	15.0%	1,613.9	14.8%	1,524.1	14.3%
BB and below	106.0	1.1%	105.7	1.1%	98.6	0.8%	101.3	0.9%	99.9	0.9%
Subtotal	9,196.5	98.8%	9,182.5	98.8%	11,653.1	99.1%	10,785.9	99.0%	10,533.6	99.1%
Commercial mortgage loans	112.6	1.2%	108.0	1.2%	105.5	0.9%	103.5	1.0%	98.8	0.9%
TOTAL	$9,309.1	100.0%	$9,290.5	100.0%	$11,758.6	100.0%	$10,889.4	100.0%	$10,632.4	100.0%

Weighted Average Rating	AA-		AA-		AA-		AA-		AA-

BY SECTOR
U.S. Treasury securities and U.S.
government agency obligations	$110.1	1.2%	$267.0	2.9%	$180.3	1.5%	$111.4	1.0%	$126.9	1.2%
Corporate securities	3,688.3	39.6%	3,632.4	39.1%	4,378.4	37.2%	4,049.8	37.2%	4,004.9	37.6%
Municipal bonds	70.6	0.8%	73.3	0.8%	80.2	0.7%	82.2	0.8%	82.0	0.8%
Mortgage and asset-backed securities	3,745.2	40.2%	4,464.4	48.0%	5,408.0	46.0%	5,275.8	48.4%	5,708.2	53.7%
Preferred stock	137.0	1.5%	135.0	1.4%	130.8	1.1%	132.7	1.2%	136.3	1.3%
Commercial mortgage loans	112.6	1.2%	108.0	1.2%	105.5	0.9%	103.5	1.0%	98.8	0.9%
Subtotal	7,863.8	84.5%	8,680.1	93.4%	10,283.2	87.4%	9,755.4	89.6%	10,157.1	95.5%
Cash	1,445.3	15.5%	610.4	6.6%	1,475.4	12.6%	1,134.0	10.4%	475.3	4.5%
TOTAL	$9,309.1	100.0%	$9,290.5	100.0%	$11,758.6	100.0%	$10,889.4	100.0%	$10,632.4	100.0%

Weighted Average Book Yield	5.1%		5.3%		5.5%		5.6%		5.6%
Option Adjusted Duration (years)	3.6		3.5		3.4		3.3		3.3

Scottish Re Group Limited

Supplemental Information - Investments continued

(stated in millions of United States Dollars)

(unaudited)

	31-Dec-05		31-Mar-06		30-Jun-06		30-Sep-06		31-Dec-06
	Market		Market		Market		Market		Market
	Value	%	Value	%	Value	%	Value	%	Value	%

CORE PORTFOLIO EXCL. TRIPLE X TRANSACTIONS 1

BY RATINGS
AAA	$1,208.9	30.7%	$1,284.5	32.5%	$1,119.7	26.0%	$1,114.5	33.8%	$984.9	32.0%
AA	416.5	10.6%	405.0	10.3%	540.7	12.6%	386.0	11.7%	383.2	12.4%
A	1,316.8	33.5%	1,277.9	32.4%	1,629.0	37.9%	943.8	28.6%	864.0	28.0%
BBB	965.1	24.5%	954.4	24.1%	983.1	22.9%	833.1	25.2%	828.4	26.8%
BB and below	28.0	0.7%	27.7	0.7%	24.4	0.6%	24.0	0.7%	24.9	0.8%
TOTAL	$3,935.3	100.0%	$3,949.5	100.0%	$4,296.9	100.0%	$3,301.4	100.0%	$3,085.4	100.0%

Weighted Average Rating	A+		A+		A+		AA-		A+

BY SECTOR
U.S. Treasury securities and U.S.
government agency obligations	$31.2	0.8%	$27.5	0.7%	$88.9	2.1%	$12.5	0.4%	$12.5	0.4%
Corporate securities	1,701.4	43.2%	1,685.1	42.7%	2,074.9	48.3%	1,584.3	48.0%	1,589.0	51.6%
Municipal bonds	36.5	0.9%	35.4	0.9%	37.5	0.9%	38.2	1.1%	37.4	1.2%
Mortgage and asset-backed securities	1,679.1	42.7%	1,693.4	42.9%	1,791.0	41.6%	1,273.8	38.6%	1,148.8	37.2%
Preferred stock	133.8	3.4%	131.7	3.3%	128.2	3.0%	129.9	3.9%	133.7	4.3%
Subtotal	3,582.0	91.0%	3,573.1	90.5%	4,120.5	95.9%	3,038.7	92.0%	2,921.4	94.7%
Cash	353.3	9.0%	376.4	9.5%	176.4	4.1%	262.7	8.0%	164.0	5.3%
TOTAL	$3,935.3	100.0%	$3,949.5	100.0%	$4,296.9	100.0%	$3,301.4	100.0%	$3,085.4	100.0%

Weighted Average Book Yield	5.1%		5.2%		5.5%		5.4%		5.4%
Option Adjusted Duration (years)	4.0		4.0		4.8		4.4		4.6

1 Consists of assets backing life reinsurance business and capital accounts only

Scottish Re Group Limited

Supplemental Information - Investments continued

(stated in millions of United States Dollars)

(unaudited)

	31-Dec-05		31-Mar-06		30-Jun-06		30-Sep-06		31-Dec-06
	Market		Market		Market		Market		Market
	Value	%	Value	%	Value	%	Value	%	Value	%

FUNDS WITHHELD AT INTEREST [1]

BY RATINGS
AAA	$706.0	27.5%	$630.5	24.9%	$504.0	23.9%	$413.4	20.0%	$427.5	22.1%
AA	145.9	5.7%	146.4	5.8%	144.5	6.9%	166.5	8.1%	166.5	8.6%
A	741.7	28.8%	736.8	29.1%	615.6	29.2%	627.9	30.4%	561.1	29.0%
BBB	785.8	30.6%	829.5	32.8%	661.8	31.4%	674.6	32.7%	605.6	31.3%
BB and below	78.0	3.0%	78.0	3.1%	74.2	3.6%	77.3	3.8%	75.0	3.9%
Subtotal	2,457.4	95.6%	2,421.2	95.7%	2,000.1	95.0%	1,959.7	95.0%	1,835.7	94.9%
Commercial mortgage loans	112.6	4.4%	108.0	4.3%	105.5	5.0%	103.5	5.0%	98.8	5.1%
TOTAL	$2,570.0	100.0%	$2,529.2	100.0%	$2,105.6	100.0%	$2,063.2	100.0%	$1,934.5	100.0%

Weighted Average Rating	A+		A		A		A		A

BY SECTOR
U.S. Treasury securities and U.S.
government agency obligations	$62.2	2.4%	$195.1	7.7%	$47.4	2.3%	$45.9	2.2%	$58.9	3.0%
Corporate securities	1,631.3	63.5%	1,561.2	61.7%	1,381.8	65.6%	1,428.1	69.3%	1,321.0	68.4%
Municipal bonds	33.0	1.3%	31.4	1.2%	28.4	1.3%	29.2	1.4%	29.9	1.5%
Mortgage and asset-backed securities	595.1	23.1%	583.2	23.1%	462.4	22.0%	489.1	23.7%	463.4	24.0%
Preferred stock	3.2	0.1%	3.3	0.1%	2.6	0.1%	2.8	0.1%	2.6	0.1%
Commercial mortgage loans	112.6	4.4%	108.0	4.3%	105.5	5.0%	103.5	5.0%	98.8	5.1%
Subtotal	2,437.4	94.8%	2,482.2	98.1%	2,028.1	96.3%	2,098.6	101.7%	1,974.6	102.1%
Cash	132.6	5.2%	47.0	1.9%	77.5	3.7%	(35.4)	-1.7%	(40.1)	-2.1%
TOTAL	$2,570.0	100.0%	$2,529.2	100.0%	$2,105.6	100.0%	$2,063.2	100.0%	$1,934.5	100.0%

Weighted Average Book Yield	5.6%		5.7%		5.8%		6.0%		5.9%
Option Adjusted Duration (years)	5.1		4.7		4.5		4.8		5.0

1 Consists of assets held by ceding insurers under modified coinsurance and funds withheld coinsurance arrangements

Scottish Re Group Limited

Supplemental Information - Investments continued

(stated in millions of United States Dollars)

(unaudited)

	31-Dec-05		31-Mar-06		30-Jun-06		30-Sep-06		31-Dec-06
	Market		Market		Market		Market		Market
	Value	%	Value	%	Value	%	Value	%	Value	%

TRIPLE X TRANSACTIONS [1]

BY RATINGS
AAA	$1,808.6	64.5%	$1,690.1	60.1%	$2,967.7	55.4%	$2,718.9	49.2%	$2,365.6	42.1%
AA	652.6	23.3%	724.0	25.8%	1,414.4	26.4%	1,616.3	29.3%	1,969.9	35.1%
A	330.1	11.8%	390.7	13.9%	857.9	16.0%	1,083.4	19.6%	1,186.9	21.1%
BBB	12.5	0.4%	7.0	0.2%	116.1	2.2%	106.2	1.9%	90.1	1.7%
BB and below	0.0	0.0%	0.0	0.0%	0.0	0.0%	0.0	0.0%	0.0	0.0%
TOTAL	$2,803.8	100.0%	$2,811.8	100.0%	$5,356.1	100.0%	$5,524.8	100.0%	$5,612.5	100.0%

Weighted Average Rating	AA+		AA+		AA+		AA+		AA

BY SECTOR
U.S. Treasury securities and U.S.
government agency obligations	$16.7	0.6%	$44.4	1.6%	$44.0	0.8%	$53.0	1.0%	$55.5	1.0%
Corporate securities	355.6	12.7%	386.1	13.7%	921.7	17.2%	1,037.4	18.7%	1,094.9	19.4%
Municipal bonds	1.1	0.0%	6.5	0.2%	14.3	0.3%	14.8	0.3%	14.7	0.3%
Mortgage and asset-backed securities	1,471.0	52.5%	2,187.8	77.8%	3,154.6	58.9%	3,512.9	63.6%	4,096.0	73.0%
Preferred stock	0.0	0.0%	0.0	0.0%	0.0	0.0%	0.0	0.0%	0.0	0.0%
Subtotal	1,844.4	65.8%	2,624.8	93.3%	4,134.6	77.2%	4,618.1	83.6%	5,261.1	93.7%
Cash	959.4	34.2%	187.0	6.7%	1,221.5	22.8%	906.7	16.4%	351.4	6.3%
TOTAL	$2,803.8	100.0%	$2,811.8	100.0%	$5,356.1	100.0%	$5,524.8	100.0%	$5,612.5	100.0%

Weighted Average Book Yield	4.5%		5.0%		5.5%		5.5%		5.6%
Option Adjusted Duration (years)	1.6		1.7		1.9		2.0		2.0

1 Includes assets in trust related to excess reserves, economic reserves, surplus, debt service accounts, etc.

Scottish Re Group Limited

Supplemental Information - North America Life Reinsurance

(unaudited)

	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

Traditional life reinsurance inforce ($ billions)	$1,006.6	$1,019.1	$1,025.8	$1,023.6	$1,025.8	$1,025.0	$1,024.6	$1,024.6	$1,022.9

Lives covered (in millions)	14.2	13.5	13.9	13.9	13.5	14.1	14.2	14.3	14.3

Average benefit per life	$70,642	$75,765	$73,942	$73,740	$75,757	$72,835	$72,178	$71,870	$71,440

Supplemental Information - North America Financial Solutions

(stated in thousands of United States Dollars)

(unaudited)

	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec
	2004	2005	2005	2005	2005	2006	2006	2006	2006

GAAP reserves [1]
Fixed annuities	$2,472,526	$2,539,595	$2,561,582	$2,563,438	$3,187,938	$3,222,878	$3,240,312	$3,119,601	$2,960,563
Funding agreements	500,634	500,746	500,584	500,800	500,858	575,873	651,998	0	0
Life insurance	379,948	392,781	398,038	388,131	379,336	365,470	324,743	323,690	322,347
Disabled life reserves	72,301	68,093	69,525	67,924	65,365	63,067	61,521	59,527	58,032
Credit life and other	16,692	18,573	20,451	24,373	26,786	26,890	27,432	27,169	28,440
TOTAL	$3,442,101	$3,519,788	$3,550,180	$3,544,666	$4,160,283	$4,254,178	$4,306,006	$3,529,987	$3,369,382

1 The majority of these reserves are contained in Interest Sensitive Contract Liabilities on the consolidated balance sheet.  The remainder pertains to term/traditional life reserves that are categorized as Reserves for Future Policy Benefits on the consolidated balance sheet.

Scottish Re Group Limited

Supplemental Information - Collateral Finance Facilities:  Summary of Key Terms

(unaudited)

			Collateral
			Finance
	Transaction	Consolidated	Facility
	Closing	in Financial	Liability
Facility	Date	Statements?	(millions)	Other Details

HSBC I	25-Jun-04	Yes	$189

This facility provides up to $189 million that can be used to collateralize reinsurance obligations under intercompany reinsurance agreements. A total return swap with HSBC Bank, USA, N.A. entitles us to the total return of the investment portfolio of the trust established for this facility.

Stingray	12-Jan-05	No (except debt obligations)	n/a *

We acquired an irrevocable put option to issue up to $325 million of funding agreements to Stingray Investor Trust in return for the assets of a portfolio of 30-day commercial paper.  This put option may be exercised at any time.  This facility may also provide collateral for Scottish Re (U.S.), Inc. for reinsurance obligations under intercompany quota share reinsurance agreements.  This facility matures 12-Jan-15.

Orkney I	11-Feb-05	Yes	$850

Orkney Holdings, LLC issued and sold an aggregate of $850 million of floating rate insured notes due 11-Feb-35 (the "Orkney Notes").  Proceeds from this offering were used to fund the Regulation XXX reserve requirements for a defined block of level premium term life insurance policies issued between 1-Jan-00 and 31-Dec-03 reinsured by Scottish Re (U.S.), Inc. to Orkney Re, Inc., a South Carolina special purpose captive insurance company.  Proceeds from the Orkney Notes have been deposited into a series of trusts that collateralize the notes.

Orkney II	21-Dec-05	Yes	$450

Proceeds from this offering were used to fund the Regulation XXX requirements for a defined block of level premium term life insurance policies issued between 1-Jan-04 and 31-Dec-04 reinsured by Scottish Re (U.S.), Inc. to Orkney Re II plc.  Proceeds from the Orkney II Notes have been deposited into a series of trusts that collateralize the notes.

* $265 million included in Interest Sensitive Contract Liabilities

Scottish Re Group Limited

Supplemental Information - Collateral Finance Facilities:  Summary of Key Terms - continued

(unaudited)

			Collateral
			Finance
	Transaction	Consolidateed	Facility
	Closing	in Financial	Liability
Facility	Date	Statements?	(millions)	Other Details

HSBC II	22-Dec-05	Yes	$529

This is a 20 year collateral finance facility that provides up to $1.0 bln of Regulation XXX collateral support for the business acquired from ING and can be used to collateralize reinsurance obligations under intercompany reinsurance agreements.  A total return swap with HSBC Bank, USA, N.A. entitles us to the total return of the investment portfolio of the trust established for this facility.

Reinsurance Facility	22-Dec-05	n/a	n/a

This long term reinsurance facility with a third party, Bermuda-domiciled reinsurer provides up to $1.0 billion of Regulation XXX collateral support for the business acquired from ING.  The Bermuda reinsurer provides security in the form of letters of credit and/or assets in trust equal to statutory reserves.

Ballantyne Re	2-May-06	Yes	$1,739

Ballantyne Re plc issued $1.74 billion of debt to external investors and $178 million of debt to Scottish Annuity & Life Insurance Co. (Cayman) Ltd.  Proceeds from this offering were used to fund the Regulation XXX reserve requirements for the business acquired from ING America Insurance Holdings, Inc. Proceeds from the offering have been deposited into a series of accounts that collateralize the reserve obligations of Scottish Re (U.S.), Inc.

Scottish Re Group Limited

Insurance Financial Strength Ratings (as of 31-Dec-06)

Moody's
	A.M. Best	Fitch	Investors	Standard
Company	Company [1]	Ratings [2]	Service [3]	& Poor's [4]

Scottish Annuity and Life Insurance Co. (Cayman) Ltd.	B	BBB	Baa3	BB
Scottish Re (U.S.), Inc.	B	BBB	Baa3	BB
Scottish Re Ltd.	B	BBB	-	BB
Scottish Re Life Corp.	B	-	-	BB

1 Ratings under review with positive implications

2 Rating Watch:  Evolving

3 Ratings under review; direction uncertain

4 CreditWatch:  Developing

Analyst Coverage

Firm	Analyst	Phone Number

A.G. Edwards & Sons, Inc.	J. Jeffrey Hopson, CFA	314-955-2640
Bear, Stearns & Co.	Saul Martinez	212-272-3528
Fox-Pitt Kelton	John Nadel	212-857-6149
Lehman Brothers	Eric N. Berg	212-526-2805
Oppenheimer & Co.	Richard Sbaschnig, CFA	212-668-4474
UBS	Andrew Kligerman	212-713-2492
Wachovia Securities	John A. Hall	212-214-8032

Investor Relations Contact:

Dean E. Miller

EVP & Chief Financial Officer

Scottish Re Group Limited

(441) 298-4395

dean.miller@scottishre.com